UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: +44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Pentair plc (the “Company”) held its 2015 annual general meeting of shareholders on May 5, 2015. There were 179,773,760 ordinary shares issued and outstanding at the close of business on March 6, 2015 and entitled to vote at the annual general meeting. A total of 157,387,601 ordinary shares (87.54%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Re-Election of Eleven Director Nominees

To re-elect eleven director nominees for one-year terms expiring at the 2016 annual general meeting of shareholders. Each nominee for director was re-elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glynis A. Bryan	143,977,842	1,212,799	373,727	11,823,233
Jerry W. Burris	144,764,858	406,974	392,536	11,823,233
Carol Anthony (John) Davidson	144,329,661	847,637	387,070	11,823,233
Jacques Esculier	144,666,832	497,982	399,554	11,823,233
T. Michael Glenn	144,603,887	572,887	387,594	11,823,233
David H. Y. Ho	144,641,630	529,053	393,685	11,823,233
Randall J. Hogan	140,271,262	4,656,645	636,461	11,823,233
David A. Jones	144,240,858	927,601	395,909	11,823,233
Ronald L. Merriman	142,604,382	2,596,197	363,789	11,823,233
William T. Monahan	144,232,701	960,301	371,366	11,823,233
Billie I. Williamson	144,697,719	468,803	397,846	11,823,233

Proposal 2. — Non-Binding Advisory Vote to Approve the Compensation of the Named Executive Officers

To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved, by non-binding advisory vote, by shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,444,776	12,267,396	852,196	11,823,233

Proposal 3. — Ratification, by Non-Binding Advisory Vote, of the Appointment of Deloitte & Touche LLP as the Independent Auditors of the Company and Authorization, by Binding Vote, of the Audit and Finance Committee to Set the Auditors’ Remuneration

To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2015 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditors’ remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,575,665	1,296,786	515,150	0

Proposal 4. — Authorize Holding the 2016 Annual General Meeting of Shareholders of the Company at a Location Outside of Ireland

To authorize holding the 2016 Annual General Meeting of Shareholders of the Company at a location outside of Ireland. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,011,051	599,844	776,706	0

Proposal 5. — Authorize the Price Range at Which the Company Can Reissue Shares It Holds as Treasury Shares Under Irish Law

To authorize the price range at which the Company can reissue shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,646,569	673,372	1,067,660	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 5, 2015.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary